UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CORMEDIX INC.
300 Connell Drive, Suite 4200
Berkeley Heights, New Jersey 07922

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 21, 2024

TO THE STOCKHOLDERS OF CORMEDIX INC.

The 2024 Annual Meeting of Stockholders of CorMedix Inc. (the “Annual Meeting”) will be held on November 21, 2024, at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual-only meeting conducted via live webcast, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/CRMD2024. The Annual Meeting is being held for the following purposes:

1.      To elect seven directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.      To approve on a non-binding advisory basis the compensation of our named executive officers for 2023;

3.      To approve an amendment to the Amended and Restated 2019 Omnibus Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 3,360,000 shares;

4.      To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

5.      To act upon such other matters as may properly come before the meeting or any adjournment, postponement or continuation thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Our Board of Directors has fixed the close of business on September 24, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment, postponement or continuation thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting for at least ten days prior to November 21, 2024.

This year, the meeting will take place virtually at www.virtualshareholdermeeting.com/CRMD2024. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the accompanying proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote during the meeting even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish proxy materials, including this notice, and the proxy statement (including an electronic proxy card for the meeting) for the Annual Meeting via the Internet. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Berkeley Heights, New Jersey

Dated: October 8, 2024

By Order of the Board of Directors,
/s/ Beth Zelnick Kaufman
Beth Zelnick Kaufman
Corporate Secretary

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on November 21, 2024: CorMedix Inc.’s Proxy Statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Proxy Card are also available at www.proxyvote.com.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement for the 2024 Annual Meeting of Stockholders, including the documents that we incorporate by reference, contain “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The statements contained in this proxy statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements. Such statements are based on management’s expectations as of the date of this proxy statement and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, those described in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other filings made from time to time with the SEC.

You should not rely upon forward-looking statements as predictions of future events. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Readers are urged to carefully review and consider all of the information in this proxy statement. We undertake no obligation to update any forward-looking statements made in this proxy statement to reflect events or circumstances after the date of this filing or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. We advise you to consult any further disclosures we make on related subjects in our future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we file with or furnish to the SEC.

WEBSITES

Website addresses referenced in this proxy statement are inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:     Why are you holding a virtual meeting?

A:     Our Board of Directors (the “Board”) will hold a virtual Annual Meeting because it believes that the virtual format will provide stockholders enhanced access to, participation in and communication in the Annual Meeting regardless of their geographic location. The audio of the entire Annual Meeting will be available for one year on the Company’s website after the meeting.

Q:     How do I attend the Annual Meeting?

A:     You can access the Annual Meeting at www.virtualshareholdermeeting.com/CRMD2024. You must enter the 16-digit control number found on your Notice of Internet Availability or Proxy Card. If you are a beneficial owner, you must contact your bank, broker or other institution where you hold your account if you have questions about obtaining your control number.

Q:     How can I ask questions during the Annual Meeting?

A:     The virtual format of the Annual Meeting allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our management. Stockholder questions may be submitted in the field provided in the web portal during the Annual Meeting for consideration. Detailed guidelines for submitting written questions during the Annual Meeting are available at www.virtualshareholdermeeting.com/CRMD2024. You can also submit questions in advance of the Annual Meeting by visiting www.proxyvote.com.

Q:     What if I need technical assistance during the Annual Meeting?

A:     If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, you should call 1-800-586-1548 (US) or 303-562-9288 (International) for technical assistance.

Q:     Who may vote at the meeting?

A:     The Board has set September 24, 2024 as the record date for the meeting. If you owned shares of our common stock or shares of our Series E preferred stock or Series G preferred stock at the close of business on September 24, 2024, you may attend and vote at the meeting. Each common stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of September 24, 2024, there were 57,760,964 shares of our common stock outstanding and entitled to vote at the meeting. Additionally, each Series E preferred stockholder is entitled to approximately 6.20428 votes for each share of Series E preferred stock held on all matters to be voted on and each Series G preferred stockholder is entitled to approximately 23.6273 votes for each share of Series G preferred stock held on all matters to be voted on. As of September 24, 2024, there were 89,623 shares of our Series E preferred stock and 89,999 shares of our Series G preferred stock outstanding and entitled to vote at the meeting. Pursuant to their respective terms, as of the record date, the shares of Series E preferred stock represent a total of 556,045 votes and the shares of Series G preferred stock represent a total of 2,126,432 votes. Such shares of Series E preferred stock and Series G preferred stock vote together with our shares of common stock as a single class on all matters submitted to a vote of the holders of our common stock. The outstanding shares of common stock, shares of Series E preferred stock and shares of Series G preferred stock represent an aggregate of 60,443,441 votes entitled to be cast at the Annual Meeting. Our outstanding Series C-3 preferred stock is non-voting and therefore has no voting rights at the Annual Meeting.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     If your shares of common stock are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, we have sent the Notice of Internet Availability of Proxy Materials to you directly. All shares of Series E preferred stock and Series G preferred stock are held of record by the persons in whose name certificates for such shares have been issued, which current owners are affiliates of Elliott Associates, L.P. (“Elliott Associates”). If your shares of common stock are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, the Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, nominee, trustee or other holder of record on how to vote your shares by using the voting instruction card you receive from your broker, nominee, trustee or other holder of record.

Q:     What is the quorum requirement for the meeting?

A:     A majority of our outstanding shares of stock, including shares of Series E preferred stock and Series G preferred stock, entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•        are present and entitled to vote at the meeting;

•        properly submitted a proxy card or voter instruction card in advance of or at the meeting; or

•        do not provide your broker with instructions on how to vote, but the broker submits the proxy nonetheless (a broker non-vote).

If you are present virtually or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. The proposals listed in this proxy statement identify the votes needed to approve or ratify the proposed actions.

Q:     What proposals will be voted on at the meeting?

A:     The proposals to be voted on at the meeting are as follows:

1.      To elect the seven directors named in the proxy statement to serve until our next annual meeting or until their successors have been elected and qualified;

2.      To approve on a non-binding advisory basis the compensation of our named executive officers for 2023;

3.      To approve an amendment to the Amended and Restated 2019 Omnibus Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 3,360,000 shares; and

4.      To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent in their discretion.

Q:     How may I vote my shares personally at the meeting?

A:     If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. All shares of Series E preferred stock and Series G preferred stock are held of record by the persons in whose name certificates for such shares have been issued, which current owners are affiliates of Elliott Associates. As the stockholder of record, you have the right to vote during the meeting at www.virtualshareholdermeeting.com/CRMD2024 using your unique control number that is printed on your Notice of Internet Availability or Proxy Card. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting via the Internet. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:     How can I vote my shares without attending the meeting?

A:     Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. If your shares are held by a broker, trustee or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•        Via the Internet by accessing the proxy materials on the secure website https://www.proxyvote.com and following the voting instructions on that website;

•        Via telephone by calling toll free 1-800-690-6903 in the United States or outside the United States and following the recorded instructions; or

•        By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials and completing, dating, signing and returning the proxy card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on November 20, 2024. Of course, you can always attend the meeting virtually and vote your shares. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board.

Q:     How can I change my vote after submitting it?

A:     If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•        Filing with our Corporate Secretary at 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922 a written notice of revocation bearing a later date than the proxy either before the meeting or at the meeting;

•        Duly executing a later-dated proxy relating to the same shares and delivering it either before the meeting or live at the meeting and before the taking of the vote, to our Corporate Secretary at 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922;

•        Attending the meeting and voting online during the virtual meeting by visiting www.virtualshareholdermeeting.com/CRMD2024 with your control number (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

•        If you voted by telephone or via the Internet, voting again by the same means by 11:59 PM Eastern Time on November 20, 2024.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, nominee, trustee or other holder of record. You may also vote at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

Q:     Where can I find the voting results of the meeting?

A:     We will announce the voting results at the Annual Meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the Annual Meeting.

CORMEDIX INC.
300 Connell Drive, Suite 4200
Berkeley Heights, New Jersey 07922

PROXY STATEMENT
2024 ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 21, 2024

This proxy statement has been prepared by, delivered and solicited on behalf of the management of CorMedix Inc., in connection with the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/CRMD2024, on November 21, 2024, at 9:00 a.m. Eastern Time. “We”, “our,” “CorMedix” and the “Company” each refers to CorMedix Inc.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on November 21, 2024:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available at www.proxyvote.com.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on or about October 8, 2024. We mailed a Notice of Internet Availability of Proxy Materials on or about October 8, 2024 to our stockholders of record and beneficial owners as of September 24, 2024, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION, VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the Annual Meeting and vote your common stock or Series E preferred stock or Series G preferred stock if you held shares as of the close of business on September 24, 2024. At the close of business on September 24, 2024, a total of 57,760,964 shares of common stock, 89,623 shares of our Series E preferred stock and 89,999 shares of our Series G preferred stock were outstanding and entitled to vote. Each share of common stock has one vote, each share of Series E preferred stock has approximately 6.20428 votes and each share of Series G preferred stock has approximately 23.6273 votes. The shares of Series E preferred stock and G preferred stock vote together with our shares of common stock as a single class on all matters submitted to a vote of the holders of our common stock. The outstanding shares of common stock, shares of Series E preferred stock and shares of Series G preferred stock, represent an aggregate of 57,760,964, 556,045 and 2,126,432 votes, respectively. There is an aggregate total of 60,443,441 votes entitled to be cast at the Annual Meeting.

Counting Votes

Consistent with Delaware state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment, postponement or continuation thereof unless a new record date is set for the adjournment, postponement or continuation. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present.

“Broker non-votes” are proxies received from banks, brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters.

Assuming the presence of a quorum at the meeting:

•        The election of directors will be determined by a plurality of the votes cast for each director nominee. This means that the seven nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

•        The advisory vote on the compensation of our named executive officers for 2023 requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to approve our executive compensation.

•        The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal. In this context, abstentions, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

•        The approval of an amendment to the Amended and Restated 2019 Omnibus Stock Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal. Under applicable Nasdaq Global Market rules and guidance, in the context of stockholder approval of an equity compensation plan, abstentions, if any, are treated as votes cast, and therefore will have the same effect as a vote against the proposal.

With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including the Nasdaq Global Market, on which our common stock is listed, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

With respect to “non-routine” matters, such as the election of directors, the advisory vote to approve the compensation paid by the Company to its executive officers and the advisory vote to approve the frequency of the vote on executive compensation, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum. Broker non-votes are not considered votes cast and, accordingly, will have no effect on any “non-routine” proposal.

Because the proposal for the advisory vote to approve the compensation paid by the Company to its executive officers requires a majority of votes cast for approval, and broker non-votes are not considered votes cast, a broker non-vote will have no effect on these proposals. While the election of directors is a non-routine matter, directors are elected by a plurality of the votes cast, which means that the seven nominees receiving the highest number of affirmative votes will be elected. As a result, votes withheld and broker non-votes have no effect on the election of directors.

In summary, if you do not vote your proxy, your bank, brokerage firm, or other nominee may either:

•        cast a vote on routine matters;

•        cast a “broker non-vote” on non-routine matters; or

•        leave your shares unvoted altogether.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any additional compensation for this. We plan to retain a proxy solicitor to assist in the solicitation of proxies for a fee. We will, upon request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

Attending the Annual Meeting

To attend the Annual Meeting, you will need to access www.virtualshareholdermeeting.com/CRMD2024 and enter your control number that is printed on your Notice of Internet Availability or Proxy Card. If you are a beneficial owner of shares held by a bank or broker, i.e., in “street name”, you may vote them at the Annual Meeting only if you obtain a legal proxy from the bank or broker and deliver such legal proxy to the inspector of election to obtain a control number for access to the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting the Board shall be not less than five nor more than nine. The Board may establish the number of directors within this range. There are seven directors presently serving on our Board. In March 2015, in connection with a backstop financing agreement, we granted Manchester Securities Corp. (“Manchester”), a subsidiary of Elliott Associates, L.P., our largest stockholder, the right for as long as it or its affiliates hold any of our common stock or securities convertible into our common stock to appoint, and nominate for election at subsequent stockholder meetings, up to two members of our Board and/or to have up to two observers attend Board meetings in a non-voting capacity. Manchester has exercised its appointment right and appointed Janet Dillione and Myron Kaplan as members of the Board in 2015 and 2016, respectively, and to nominate Ms. Dillione and Mr. Kaplan for election at subsequent stockholder meetings, including the Annual Meeting.

The Board proposes the seven nominees listed below for election to the Board for a one-year term. The Board has determined that directors Janet Dillione, Gregory Duncan, Alan W. Dunton, Myron Kaplan, Steven Lefkowitz and Robert Stewart are independent as defined in Rule 5605 of the Nasdaq Global Market Listing Rules. In addition to the specific bars to independence set forth in that rule, we also consider whether a director or his or her affiliates have provided any services to, worked for or received any compensation from us or any of our subsidiaries in the past three years in particular. None of the nominees is related by blood, marriage or adoption to any other nominee or any of our executive officers.

Director Nominees with Terms Expiring in 2024

The following table sets forth information concerning our director nominees as of September 24, 2024:

Name	Age	Director Since	Position(s) with CorMedix
Janet Dillione	65	August 2015	Director
Gregory Duncan	59	November 2020	Director
Alan W. Dunton	70	March 2019	Director
Myron Kaplan	79	April 2016	Director and Chairman of the Board
Steven Lefkowitz	68	June 2017	Director
Joseph Todisco	48	March 2022	Director and Chief Executive Officer
Robert Stewart	57	April 2023	Director

Janet Dillione has been a director of CorMedix since August 2015. Since November 2020, Ms. Dillione has served as the Chief Executive Officer of Connect America, a nationally recognized leader in comprehensive telehealth and remote patient monitoring solutions. Prior to joining Connect America, and starting in May 2014 she served as Chief Executive Officer of Bernoulli Enterprise, Inc., a real-time connected healthcare information technology company. Previously, she was at Nuance Communications, Inc., a leading provider of voice and language solutions for businesses and consumers around the world, having joined Nuance in April 2010 as Executive Vice President and General Manager of the Healthcare Division and serving as an executive officer from March 2010 until May 2014. From June 2000 to March 2010, Ms. Dillione held several senior level management positions at Siemens Medical Solutions, a global leader in medical imaging, laboratory diagnostics, and healthcare information technology, including President and CEO of the global healthcare IT division. Ms. Dillione currently serves as a director of Vizient, Inc., a private health care performance improvement company. Ms. Dillione received her B.A. from Brown University in 1981 and completed the Executive Program at The Wharton School of Business of the University of Pennsylvania in 1998. She has over 25 years of experience leading global teams in the development and delivery of healthcare technology and services. Among other qualifications, attributes and skills, Ms. Dillione’s financial and IT expertise and significant executive management experience with medical device and healthcare companies led to the conclusion of our Board that she should serve as a director of our Company in light of our business and structure.

Gregory Duncan has been a director of CorMedix since November 2020. Mr. Duncan currently serves as the Chairman and CEO of Virios Therapeutics, a clinical-stage biopharmaceutical company developing and commercializing innovative antiviral therapies to treat diseases associated with a viral triggered abnormal immune response, such as fibromyalgia (FM), and has served since April 2020. From 2014 and prior to joining his current company, Mr. Duncan served as President and CEO of Celtaxsys, a privately held biotechnology company focused on cystic fibrosis and other rare, inflammatory diseases. Mr. Duncan has spent the majority of his career in senior leadership roles in commercial stage pharmaceutical companies. From 2007 to 2013, he served as a senior executive at UCB, including as President of its North America business, as well as an executive committee member. Prior to his roles with UCB, Mr. Duncan spent approximately 17 years at Pfizer where he gained significant experience across sales and marketing functions including serving as SVP of US Marketing and later as President of Pfizer’s Latin America business from 2005 to 2007. Mr. Duncan received his undergraduate degree from the State University of New York, Albany, and earned an MBA degree from Emory University. Among other experience, qualifications, attributes and skills, Mr. Duncan’s significant depth of experience in the pharmaceutical industry led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Alan W. Dunton, M.D. has been a director of CorMedix since March 2019. He is the founder and principal consultant of Danerius, LLC, a biotechnology and pharmaceutical consulting business which he started in 2006. From 1994, he served in senior positions in Research and Development in the Pharmaceutical Division of Johnson and Johnson including President and Managing Director of the Janssen, the major research, development and regulatory arm of the pharmaceuticals division at Johnson & Johnson. From January 2007 through March 2009, Dr. Dunton served as President and Chief Executive Officer of Panacos Pharmaceuticals, Inc. From November 2015 through March 2018, Dr. Dunton was the Head/Senior Vice President of Research, Development and Regulatory Affairs of Purdue Pharma L.P., a private pharmaceutical company. In addition to CorMedix, Dr. Dunton currently serves on the boards of three public companies. As a Director at Palatin Technologies, Inc. and Oragenics, Inc. he chairs the Compensation Committees of both companies. He also serves as a member of the Audit Committees of these companies. Additionally, Dr. Dunton is a member of the board of Recce Pharma Ltd., an Australian public biotechnology company focused on developing novel anti-infectives for serious and life-threatening diseases. Dr. Dunton received his Bachelor of Science degree in biochemistry, magna cum laude, from State University of New York at Buffalo, and received his M.D. from New York University School of Medicine. Among other qualifications, Dr. Dunton’s significant depth of experience in the pharmaceutical industry, including service as a director of public pharmaceutical companies, led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Myron Kaplan became a director of CorMedix in April 2016 and became Chairman of the Board in August 2017. He is a founding partner of Kleinberg, Kaplan, Wolff & Cohen, P.C., a New York City general practice law firm, where he has practiced corporate and securities law for more than fifty years. In 2012, Mr. Kaplan became a trustee of the Lehman Brothers Plan Holding Trust. Previously, he served as a member of the board of directors of SAirGroup Finance (USA) Inc., a subsidiary of SAirGroup that had publicly issued debt securities, Trans World Airlines, Inc. and Kitty Hawk, Inc. Among his business and civic involvements, Mr. Kaplan currently serves on the boards of directors of a number of private companies and has been active for many years on the boards of trustees and various board committees of The Children’s Museum of Manhattan and JBI International (formerly The Jewish Braille Institute of America). Mr. Kaplan graduated from Columbia College and holds a Juris Doctor from Harvard Law School. Among other experience, qualifications, attributes and skills, Mr. Kaplan’s experience in a broad range of corporate and securities matters and service as a director of public companies led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Steven Lefkowitz was a director of CorMedix from August 2011 to June 2016. He was reappointed to the Board in June 2017. He also served as our acting Chief Financial Officer from August 2013 to July 2014. Mr. Lefkowitz has been the President and Founder of Wade Capital Corporation, a financial advisory services company, since June 1990. Mr. Lefkowitz has been a director of both public and private companies. Mr. Lefkowitz received his A.B. from Dartmouth College in 1977 and his M.B.A. from Columbia University in 1985. Among other experience, qualifications, attributes and skills, Mr. Lefkowitz’s education, experience and financial expertise led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Joseph Todisco became a director of CorMedix in March 2022. Prior to joining CorMedix as our Chief Executive Officer, he was a senior executive at Amneal Pharmaceuticals, where for the prior 11 years he held various roles, most notably as Executive Vice President, Chief Commercial Officer where he was responsible for Amneal Specialty, a branded specialty products business with a focus on neurology and endocrinology. During his tenure at Amneal, Mr. Todisco held roles overseeing corporate development and international operations, leading commercial teams in several international markets including the UK, Australia and Germany, as well as leading Amneal’s merger integration with Impax Laboratories in 2018. He was previously Co-Founder and managing executive of Gemini Laboratories, a specialty pharmaceutical company focused on the sales and marketing for niche branded products in the US Market. Gemini Laboratories was established as an affiliate of Amneal Pharmaceuticals and was subsequently acquired by Amneal in 2018. Prior to joining Amneal, Mr. Todisco was Vice President, Business Development & Licensing at Ranbaxy, Inc. where he was responsible for developing and executing Ranbaxy’s North American commercial business strategy. Prior to Ranbaxy, he held various roles at Par Pharmaceutical, and in his earlier career held positions at Oppenheimer & Company and Marsh & McLennan Companies. Mr. Todisco obtained his MBA in finance from Fordham Graduate School of Business and his BA in Economics from Georgetown University. Among other qualifications, attributes and skills, Mr. Todisco’s business expertise and significant executive management experience in the pharmaceutical industry led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Robert Stewart became a director of CorMedix in April 2023. Mr. Stewart is the current Chief Executive Officer of Theramex, a global specialty pharmaceutical company dedicated to women’s health, and has served in this role since March 2020. Prior to this, Mr. Stewart served as Chief Executive Officer of Amneal Pharmaceuticals Inc. from 2018 to 2019, and from 2009 through 2018 Mr. Stewart served in senior roles with Allergan, formerly Watson and Actavis, most notably as Chief Operating Officer (2015 – 2018) and President, Global Operations (2009 – 2015). Mr. Stewart has also previously held management roles with Abbott Laboratories, Knoll Pharmaceutical Company, and Hoffmann La Roche, Inc. Mr. Stewart currently sits on the Board of Directors of Cipla Ltd and serves on the Board of Trustees for Fairleigh Dickinson University. Mr. Stewart obtained his bachelor’s degree in Finance & Business Management from Fairleigh Dickinson University. Among other qualifications, Mr. Stewarts significant depth of experience in the pharmaceutical industry, including service as an executive director of other pharmaceutical companies, led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the seven nominees receiving the highest number of affirmative votes will be elected.

Recommendation

The Board recommends that stockholders vote FOR the election of the seven nominees for election to the Board each for a one-year term.

PROPOSAL NO. 2 — NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR 2023

As required under Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Board is submitting a “say on pay” proposal for stockholder consideration. While the vote on the compensation of our Named Executive Officers is non-binding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results. At our 2021 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, a frequency of every year for casting advisory votes on named executive officer compensation. The advisory vote on named executive officer compensation will occur every year until the next vote on the frequency of stockholder votes on named executive officer compensation, which will occur at our 2027 Annual Meeting of Stockholders.

Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and our Company’s and our stockholders’ interests. We believe our compensation program is strongly aligned with the long-term interests of our Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.

The compensation of the Named Executive Officers is described on pages 37 through 43 of this proxy statement.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the stockholders of CorMedix Inc. approve, on an advisory basis, the compensation paid to its Named Executive Officers for 2023.”

As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.

Vote Required

The affirmative vote of the majority of the votes cast on this Proposal No. 2 is required to approve the compensation of our Named Executive Officers for 2023, as disclosed in this proxy statement.

Recommendation

The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR our named executive officer compensation for 2023.

PROPOSAL NO. 3 — APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2019 OMNIBUS STOCK INCENTIVE PLAN

On September 17, 2024 and October 7, 2024, our Board unanimously adopted an amendment (the “Plan Amendment”) to the Amended and Restated CorMedix Inc. 2019 Omnibus Stock Incentive Plan (as amended, the “2022 Plan”), subject to stockholder approval. If approved by our stockholders, the Plan Amendment would increase the number of shares of our common stock that are available for issuance pursuant to the 2022 Plan by 3,360,000 shares, from 4,800,000 shares to 8,160,000 shares. Pursuant to the 2022 Plan, we are able to grant equity and equity-based awards in the form of stock options (including nonqualified stock options and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or other rights or benefits (collectively, “stock rights”) to our employees, consultants, and directors and employees, consultants and directors of related entities (collectively, “participants”). If the Plan Amendment is approved, all of the additional shares authorized by the Plan Amendment will be eligible to be granted in the form of incentive stock options. We believe that the effective use of equity and equity-based awards is essential to attract, motivate, and retain employees, consultants and directors, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities that are competitive with those offered by other companies that we compete with for talent.

In this Proposal No. 3, we are asking our stockholders to approve the Plan Amendment. A full text of the Plan Amendment is attached as Appendix A to this Proxy Statement.

As of September 24, 2024, approximately 91 employees, 15 consultants and six (6) non-employee directors would have been eligible to participate in the 2022 Plan if the Plan Amendment were in effect on such date, and we expect that the same or similar number of employees and non-employee directors will be eligible to participate in the 2022 Plan following the approval of the Plan Amendment. The closing price of our common stock on Nasdaq Global Market on October 7, 2024 was $9.17.

As more fully described below under the section titled “Summary of the 2022 Plan,” as of September 24, 2024, 1,025,328 shares remain available for grant under the 2022 Plan. If this Proposal No. 3 is approved by our stockholders at the Annual Meeting, the maximum aggregate number of additional shares that may be issued under the 2022 Plan will be 8,160,000 shares, subject to adjustment as described below. In addition, any shares that were subject to outstanding awards under the 2013 Stock Incentive Plan (the “Prior Plan”) that are forfeited, canceled or expire, or are settled in cash, shall (subject to adjustment as described below) be available for issuance under the 2022 Plan without regard to whether or not the Plan Amendment is approved.

Description of Changes

The terms of the 2022 Plan after approval of the Plan Amendment are the same as the 2022 Plan, except that 3,360,000 additional shares of our common stock will be available for issuance under the 2022 Plan on or after the effective date of the Plan Amendment, all of which may be granted in the form of incentive stock options.

Vote Required

Provided there is a quorum for the meeting, approval of the Plan Amendment requires the affirmative vote of a majority of the votes cast on this Proposal No. 3. Broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this Proposal No. 3 to approve the Plan Amendment. Under applicable Nasdaq Global Market rules and guidance, in the context of stockholder approval of an equity compensation plan, abstentions, if any, are treated as votes cast, and therefore will have the same effect as a vote against this Proposal No. 3.

Recommendation

Our Board unanimously recommends that stockholders vote FOR the Plan Amendment.

Summary of the 2022 Plan

Following is a summary of the principal features of the 2022 Plan after giving effect to the Plan Amendment. For additional information, please refer to the specific provision of the full text of the 2022 Plan attached as Exhibit 99.1 to the Form S-8 filed on October 26, 2022 and the Plan Amendment as set forth in Appendix A to this proxy statement.

Key Provisions

Following are the key provisions of the 2022 Plan after giving effect to the Plan Amendment:

Provisions of the 2022 Plan	Description
Eligible Participants:	Employees, non-employee directors, and consultants of our Company, any related entity, and any successor entity that adopts the 2022 Plan.
Share Reserve:

Subject to adjustment as described below, the maximum aggregate number of shares of our common stock which may be issued pursuant to all awards (including incentive stock options) is 8,160,000 shares. In addition, any shares subject to outstanding grants under the Prior Plan that are forfeited, canceled or expire, or are settled in cash shall be available for issuance under the 2022 Plan.

The reserved shares will be reduced by one share for each share granted pursuant to stock rights awarded under the 2022 Plan.
No Liberal Share Recycling:

The 2022 Plan does not permit “liberal” share recycling of any awards. Accordingly, any shares tendered or withheld to pay the exercise price or to satisfy tax obligations will be deemed issued and therefore not available for new grants under the 2022 Plan.

Award Types:

•   Incentive and nonqualified stock options

•   Stock appreciation rights (referred to as “SARs”)

•   Restricted stock awards

•   Restricted stock unit awards (referred to as “RSUs”)

•   Dividend equivalent rights

•   Other rights or benefits

Vesting:	Determined by our Board or by the Compensation Committee, or another committee if appointed by our Board, or their respective delegates.
No Dividends on Unvested Awards:	Any payment of accumulated dividends or dividend equivalent rights on an outstanding award is contingent on the actual vesting or payment, as applicable, of such award.
Repricing:

Other than pursuant to an equitable adjustment as described below, or in connection with a corporate transaction, the plan administrator will not, without the approval of the Company’s stockholders, (a) lower the exercise price of an option or SAR, (b) cancel an option or SAR when the exercise price per share exceeds the fair market value of a share in exchange for cash or another award, or (c) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

2022 Plan Termination Date:	October 12, 2032.

Determination of Shares to be Available for Issuance

As of September 24, 2024, there were 7,766,462 shares underlying outstanding awards granted pursuant to the 2022 Plan and 1,025,328 shares remaining available for future grant under the 2022 Plan. As noted above, the number of shares available for grant under the 2022 Plan will be increased by the number of shares underlying outstanding awards under the 2022 Plan or the Prior Plan that are forfeited, canceled or expire, or are settled in cash. The Board believes that attracting and retaining employees, consultants and directors of high quality has been and will continue to be essential to the Company’s growth and success. Consistent with this view, the Board believes that the number of shares that remain available for issuance under the 2022 Plan is not sufficient for future grants in light of our compensation structure and strategy.

If this Proposal No. 3 is approved by our stockholders at the Annual Meeting, the maximum aggregate number of new shares that may be issued under the 2022 Plan will be 8,160,000 shares, subject to adjustment as described below. In addition, shares subject to outstanding grants under the Prior Plan that are forfeited, canceled or expire, or are settled in cash shall also be available for issuance under the 2022 Plan. When deciding on the number of shares to be available for awards under the Plan Amendment, the Board considered a number of factors, including the number of shares currently available under the 2022 Plan, the Company’s past share usage (“burn rate”), the number of shares needed for future awards, a dilution analysis, the current and future accounting expenses associated with the Company’s equity award practices, and stockholder perspectives.

Dilution Analysis

The proposed share authorization is a request to amend the 2022 Plan so that 3,360,000 additional shares will be available for awards under the 2022 Plan on or after the effective date of the Plan Amendment.

The table below shows our potential dilution (referred to as “overhang”) levels based on our fully diluted shares of common stock and our request for 3,360,000 new shares to be available for awards under the 2022 Plan. The request for 3,360,000 additional shares to be reserved under the 2022 Plan represents 4.3% of the fully diluted shares of our common stock, as described in the table below. The Board believes that this number of shares of common stock under the 2022 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding stock rights, and that such stock rights are an important component of the Company’s equity compensation program.

Potential Overhang

Stock Options Outstanding as of September 24, 2024(1)	7,766,462
Weighted Average Exercise Price of Stock Options Outstanding as of September 24, 2024	$4.99
Weighted Average Remaining Contractual Term of Stock Options Outstanding as of September 24, 2024	7.6 years
Outstanding Full Value Awards as of September 24, 2024(2)	352,903
Total Equity Awards Outstanding as of September 24, 2024(1)(2)(3)	8,119,365
Shares Available for Grant under the 2022 Plan as of September 24, 2024(3)	1,025,328
Additional Shares Requested under the 2022 Plan	3,360,000
Total Potential Overhang under the 2022 Plan	12,504,693
Shares of Common Stock Outstanding as of September 24, 2024	57,760,964
Warrants and Convertible Equity Shares as of September 24, 2024	7,900,647
Fully Diluted Shares of Common Stock	78,166,304
Potential Dilution to Stockholders of 2022 Plan’s Reserve as a Percentage of Fully Diluted Shares of Common Stock	16.0%

____________

(1)      Represents the number of outstanding stock option awards under the 2022 Plan and the Prior Plan.

(2)      The Full Value Awards are comprised of time-based restricted stock units granted to employees and non-employee directors under the 2022 Plan and the Prior Plan.

(3)      Any shares covered by awards under the Prior Plan that are forfeited, canceled or expire, or are settled in cash will be added to the maximum aggregate number of shares that may be issued under the 2022 Plan.

Based on our current equity award practices, the Board estimates that the authorized shares under the 2022 Plan may be sufficient to provide us with an opportunity to grant stock rights for approximately two or three years. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our common stock, the mix and grant value of cash, options and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, payout of performance-based awards in excess of target in the event of superior performance, hiring activity, and promotions during the next few years.

Share Usage

The table below sets forth the following information regarding the awards granted under the 2022 Plan and the Prior Plan: (i) the share usage for each of the last three calendar years and (ii) the average share usage rate over the last three calendar years. The share usage for each specified year has been calculated as (i) the sum of (x) all stock options granted in the applicable year, (y) all time-based stock units and stock awards granted in the applicable year, and (z) all performance-based stock units and stock awards granted in the applicable year at target value, divided by (ii) the weighted average number of shares of common stock outstanding for the applicable year.

Dividend equivalents are not included in the share usage calculation because none have been granted.

Share Usage Table

Element	2023	2022	2021	Three-Year Average
Time-Based Stock Units and Stock Awards Granted	0	0	0	—
Total Full Value Awards	50,000	207,469	0	—
Stock Options Granted:	2,536,200	1,627,850	1,664,700	—
Total Full Value Awards and Stock Options Granted	2,586,200	1,835,319	1,664,700	—
Weighted Average Shares of Common Stock Outstanding at December 31	50,902,931	40,274,273	37,666,081	—
Share Usage	5.08%	4.56%	4.42%	4.69%

As noted in the table above, we used an average of 4.69% of the weighted average shares outstanding on an annual basis for awards granted over the past three years under the 2022 Plan and the Prior Plan.

The Board believes that the Company’s executive compensation program, and particularly the granting of stock rights, allows us to align the interests of employees, consultants and directors who are selected to receive awards with those of our stockholders. The Board believes that awards granted pursuant to the 2022 Plan are a vital component of our compensation program and, accordingly, that it is important that an appropriate number of shares of stock be authorized for issuance under the 2022 Plan.

Administration

The 2022 Plan is administered by our Board or by the Compensation Committee. With respect to awards to our officers or directors, the 2022 Plan is administered in a manner to satisfy applicable laws and that permits such grants and related transactions to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The plan administrator has the full authority to select recipients of the grants, determine whether and to what extent grants are awarded, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2022 Plan.

Available Shares

Subject to adjustment as described below, the maximum aggregate number of additional shares which may be issued pursuant to awards under the 2022 Plan will be 8,160,000 shares of our common stock. In addition, any shares subject to outstanding grants under the Prior Plan that are forfeited, canceled or expire, or are settled in cash shall be available for issuance under the 2022 Plan. The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options (as described below) will not exceed 8,160,000 shares.

In addition, any shares covered by an award that is forfeited, canceled, or expires, or is settled in cash, under the 2022 Plan will be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2022 Plan. Any shares covered by a Prior Plan award that is forfeited, canceled or expires, or is settled in cash, after the effective date of the Plan Amendment, will be added to the maximum aggregate number of shares that may be issued under the 2022 Plan. In the event any option or other award granted under the 2022 Plan or a Prior Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares for any stock right, any shares so tendered or withheld will not again available for awards under the 2022 Plan. With respect to exercise of a stock-settled SAR, the total number of Shares subject to such SAR will be counted against the share reserve, notwithstanding that only the net number of such shares were issued. Shares of common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options will not be available for awards under the 2022 Plan.

Shares awarded pursuant to awards granted upon the assumption of or in substitution for outstanding awards previously granted by a company that the Company acquires or with which it merges (referred to as “Substitute Awards”) will not reduce the shares authorized for issuance under the 2022 Plan, nor will shares subject to a Substitute Award be added to the shares available for awards under the 2022 Plan. In the event that a company acquired by the Company or a related entity, or of which the Company or related entity combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate) may be used for awards under the 2022 Plan and will not reduce the shares authorized for issuance under the 2022 Plan. However, awards using such available shares will not be made after the date awards could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees, consultants, or non-employee directors of the Company prior to such acquisition or combination.

Limit on Non-Employee Director Awards

The maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year to the non-employee director, in respect of the director’s service as a member of the Board during such year, will not exceed $500,000 in total value, calculated based on the grant date fair value of such awards for financial reporting purposes. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that any non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Eligibility and Types of Awards

The 2022 Plan permits us to grant stock awards, including stock options (including incentive stock options and nonqualified stock options), SARs, restricted stock, RSUs and dividend equivalent rights or other rights or benefits, to our employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Internal Revenue Code of 1986, as amended (referred to as the “Code”), or a nonqualified stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonqualified stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2022 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant except with respect to Substitute Awards. Options granted under the 2022 Plan will become exercisable at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2022 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options will terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months following such date. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond 30 days immediately following the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) a broker-assisted cashless exercise, (c) the tender of common stock previously owned by the optionholder, (d) a net exercise of the option, and (e) any combination of the foregoing methods of payment.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of our stock or stock of any of our affiliates may not be an incentive stock option unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

SARs may be granted under the 2022 Plan either concurrently with the grant of an option or at a later time determined by the plan administrator, or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each SAR and the exercise price for an SAR, within the terms and conditions of the 2022 Plan, provided that the exercise price of an SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of an SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.

The plan administrator will determine whether to deliver cash in lieu of shares of common stock upon the exercise of an SAR. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of an SAR is determined by dividing (a) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (b) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of an SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2022 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a non-statutory stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

Restricted Stock Units

An RSU is a right to receive stock, cash equal to the value of a share of stock or other securities or a combination of the three at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to us.

Dividend Equivalent Rights

Dividend equivalent rights entitle the recipient to compensation measured by ordinary dividends paid with respect to a specified number of shares of common stock. No cash dividends or dividend equivalents will accrue or be paid in respect of any stock options or SARs.

Rights as a Stockholder; No Dividends or Dividend Equivalent Rights on Unvested Awards

Except as otherwise provided in any award agreement or as required by applicable law, a participant will not have any rights of a stockholder with respect to any of the shares granted under an award of restricted stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto). No dividends or dividend equivalent rights will be paid in respect of any unvested award of restricted stock, unless and until such shares vest.

In the case of awards other than restricted stock, except as otherwise provided in any award agreement, a participant will not have any rights of a stockholder. No dividends or dividend equivalent rights will be paid with respect to any of the shares granted pursuant to such award agreement until the award vests and is paid.

Performance-Based Compensation

The 2022 Plan establishes procedures for our Company to grant performance-based awards, meaning awards structured such that the vesting or other realization of the award will be subject to the achievement of certain performance criteria established by the plan administrator for a specified performance period. The plan administrator will determine the duration of the performance period, the performance criteria on which performance will be measured, and the amount and terms of payment and vesting upon achievement of such criteria.

The business measures that may be used to establish the performance criteria may include, but will not be limited to, one of, or any combination of, the following:

The business measures that may be used to establish the performance criteria may include, but are not limited to, one of, or combination of, the following:

A.     Net earnings or net income (before or after taxes);

B.      Earnings per share;

C.     Net sales;

D.     Net operating profit;

E.      Return measures (including, but not limited to, return on assets, capital, equity, or sales);

F.      Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

G.     Cash flow per share;

H.     Earnings before or after taxes, interest, depreciation, and/or amortization;

I.       Gross or operating margins;

J.       Productivity ratios;

K.     Share price (including, but not limited to, growth measures and total stockholder return);

L.      Expense targets or ratios;

M.     Charge-off levels;

N.     Improvement in or attainment of revenue levels;

O.     Margins;

P.       Operating efficiency;

Q.     Operating expenses;

R.     Economic value added;

S.      Improvement in or attainment of expense levels;

T.      Improvement in or attainment of working capital levels;

U.      Debt reduction;

V.      Capital targets;

W.     Regulatory, clinical, or manufacturing milestones; and

X.     Consummation of acquisitions, dispositions, projects or other specific events or transactions.

Deferrals

The plan administrator may establish one or more programs that permit participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the participant in connection with an award under the 2022 Plan. The plan administrator will establish the rules and procedures applicable to any such deferrals.

Adjustments

Subject to any required action by the our stockholders, the number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the 2022 Plan but as to which no stock rights have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding stock right, as well as any other terms that the plan administrator determines require adjustment will be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding shares of common stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the shares, or similar transaction affecting the shares, (ii) any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by us, or (iii) any other transaction with respect to the our common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any of our convertible securities will not be deemed to have been “effected without receipt of consideration.” Such adjustment will be made by the plan administrator and its determination will be final, binding and conclusive. Except as the plan administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason hereof will be made with respect to, the number or price of shares of common stock subject to a stock right. No adjustments will be made for dividends paid in cash or in property other than our common stock.

Corporate Transactions

Unless otherwise set forth in an award agreement, if a corporate transaction occurs and participants’ awards remain outstanding after the corporate transaction, or are assumed by, or converted to similar awards in the corporate transaction, and the participant incurs an involuntary separation from service other than for cause during a period specified by the plan administrator, (i) all outstanding options and SARs will automatically accelerate and become fully exercisable, (ii) any restrictions and conditions on outstanding restricted stock will immediately lapse, and (iii) awards of RSUs or of other rights or benefits will become payable. Awards that are based on performance goals will vest and be payable as determined by the plan administrator.

Unless otherwise set forth in an award agreement, if a corporate transaction occurs and participants’ awards do not remain outstanding after the corporate transaction, and are not assumed by, or converted to similar awards in the corporate transaction, (i) all outstanding options and SARs will immediately vest and become exercisable, (ii) any restrictions on restricted stock will immediately lapse, and (iii) awards of RSUs or of other rights or benefits will become payable as of the date of the corporate transaction. Awards that are based on performance goals will vest and be payable as determined by the plan administrator.

The plan administrator may establish such other terms relating to the effect of a corporate transaction on awards as the plan administrator deems appropriate. In addition to other actions, in the event of a corporate transaction, the plan administrator may take any one or more of the following actions with respect to any or all outstanding awards, without the consent of any participant: (i) the plan administrator may determine that outstanding awards will be assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation); (ii) the plan administrator may determine that outstanding options and SARs will automatically accelerate and become fully exercisable, and the restrictions and conditions on outstanding restricted stock will immediately lapse; (iii) the plan administrator may determine that participants will receive a payment in settlement of outstanding awards of RSUs or of other rights or benefits, in such amount and form as may be determined by the plan administrator; (iv) the plan administrator may require that participants surrender their outstanding options and SARs in exchange for a payment by the Company, in cash or shares as determined by the plan administrator, in an amount equal to the amount, if any, by which the then fair market value of the shares subject to the participant’s unexercised options and SARs exceeds the exercise price, and (v) after giving participants an opportunity to exercise all of their outstanding options and SARs, the plan administrator may terminate any or all unexercised options and SARs at such time as the plan administrator deems appropriate. If the per share fair market value of the shares does not exceed the per share exercise price, the Company will not be required to make any payment to the participant upon surrender of the option or SAR.

For purposes of the 2022 Plan, “corporate transaction” means any of the following transactions:

(i)     a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)   the complete liquidation or dissolution of the Company;

(iv)   any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)    acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities. Any acceleration, surrender, termination, settlement or conversion shall take place as of the date of a corporate transaction or such other date as the plan administrator may specify.

Amendment and Termination; No Repricing

Our Board generally may amend, suspend, or terminate the 2022 Plan. However, it may not amend, suspend, or terminate the 2022 Plan without stockholder approval (obtained within 12 months before or after a related Board resolution) for certain actions, such as an increase in the number of shares reserved under the 2022 Plan (other than pursuant to an equitable adjustment), modifications to the provisions of the 2022 Plan regarding the grant of incentive stock options, modifications to the provisions of the 2022 Plan regarding the exercise prices at which shares may be offered pursuant to options, or extension of the 2022 Plan’s expiration date.

Other than pursuant to an equitable adjustment as described above or in connection with a corporate transaction, the plan administrator will not, without the approval of the Company’s stockholders, (a) lower the exercise price of an option or SAR, (b) cancel an option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award, or (c) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Clawback/Repayment

All awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any applicable clawback, forfeiture or other similar policy adopted by the Board or Compensation Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant may be required to repay any such excess amount to the Company.

Tax Withholding

Our Board may require a participant to satisfy any federal, state, local, or foreign income tax withholding obligation or other tax-related liabilities relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock deliverable to the participant in connection with the award, (c) delivering to the Company already-owned shares of common stock, provided the delivery of such shares will not result in any adverse accounting consequences as the plan administrator determines (d) selling shares of common stock from the shares of common stock deliverable to the participant in connection with the award, (e) retaining from salary or other amounts payable to the participant, and/or (f) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2022 Plan.

Summary of Federal Income Tax Consequences of the 2022 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2022 Plan and does not attempt to describe all possible federal, state or local, foreign, or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2022 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (a) sales of the shares in a disqualifying disposition, (b) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (c) tax credits that may be available to participants subject to the alternative minimum tax.

Non-Statutory Stock Options

Options not designated or qualifying as incentive stock options will be non-statutory stock options. A participant generally recognizes no taxable income upon the grant of such an option so long as (a) the exercise price is no less than the fair market value of the stock on the date of grant and (b) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value. Upon exercise of a non-statutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a non-statutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights

A participant recognizes no taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation).

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (a) the date the shares become transferable, (b) the date the shares are no longer subject to a substantial risk of forfeiture, or (c) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Our Company generally will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

Restricted Stock Units

No taxable income is recognized upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Our Company generally will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. Our Company will generally be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards

Our Company generally will be entitled to an income tax deduction in connection with an award under the 2022 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that adverse tax consequences will apply unless distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred.

Certain awards under the 2022 Plan may be subject to the requirements of Section 409A in form and in operation, but are designed to meet the conditions under Section 409A for avoiding its adverse tax consequences. For example, RSUs that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2022 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Section 162(m)

Section 162(m) of the Code imposes a $1 million limit on the amount a public company may deduct for compensation paid to a company’s chief executive officer, chief financial officer or any of the company’s three other most highly compensated executive officers (“covered employees”) or persons who have been covered employees for years after 2016.

* * *

The foregoing is only a summary, based on the current Code and the Treasury Regulations promulgated by the U.S. Department of the Treasury thereunder, of the U.S. federal income tax consequences to the participant and our Company with respect to the grant and exercise of options and other awards under the 2022 Plan. The summary does not purport to be complete and does not address all income tax laws that may be relevant to any particular participant. It does not address the tax consequences of the participant’s death, any tax laws of any municipality, state, or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the 2022 Plan because awards under the 2022 Plan are discretionary. The plan administrator has full discretion to determine the amount of the awards to be made to participants under the 2022 Plan, subject to the limits described above for non-employee directors. Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2022 Plan.

PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to its charter, the Audit Committee of our Board has appointed the firm Marcum LLP, New York, New York, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and the Board are requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment.

Representatives of Marcum LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

Ratification of the appointment of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting.

Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

CORPORATE GOVERNANCE

Information about the Board of Directors and its Committees

Board of Directors Composition

Our Board currently consists of seven members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified.

We separate the positions of Chairman, currently held by independent director Myron Kaplan, and that of Chief Executive Officer, held by Joseph Todisco. While the Board believes that separation of these positions serves our Company well, and intends to maintain this separation where appropriate and practicable, the Board does not believe that it is appropriate to prohibit one person from serving as both Chairman and Chief Executive Officer.

Board Diversity Matrix

The tables below provide certain highlights of the composition of our Board members and nominees as of September 24, 2024 and September 6, 2023, respectively. Each of the categories listed in the tables below has the meaning as it is used in Section 5605(f) of the Nasdaq Marketplace Rules.

Board Diversity Matrix (as of September 24, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary or Transgender	Did Not Disclose
Part I: Gender Identity
Directors	1	6	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
White	1	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGTBQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0
Board Diversity Matrix (as of September 6, 2023)
Total Number of Directors	8
	Female	Male	Non-Binary or Transgender	Did Not Disclose
Part I: Gender Identity
Directors	1	6	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGTBQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	1

Environmental, Social and Governance (“ESG”) Considerations

We are a forward-thinking biopharmaceutical company dedicated to addressing unmet medical needs. As an emerging company, we recognize that we have the opportunity to develop corporate social responsibility policies and practices that reflect our values as a company and our commitment to our employees and the broader medical community with a strategic focus on the following areas:

Diversity, Equity and Inclusion:    We are focused on promoting diversity in our workforce and creating an equitable and inclusive workplace where all our employees feel supported and are empowered to succeed. We believe that this will provide us with a competitive advantage, driving creative and innovative thinking and ultimately enhancing our business. We value diversity in thought, skills, background, and experiences and are working toward creating a diverse Board and leadership team that will advance our business and contribute to our success.

Employee Wellness:    We believe that our employees are key to our success. We are dedicated to investing in our employees and workplace culture. As part of this effort, we offer benefits and financial wellness programs to our full-time employees, including offering a 401(k) match program, short-term and long-term disability insurance, and educational programs to help employees understand how to manage their finances. We also offer several programs to promote the health and wellbeing of our employees, including an employee assistance program, and disease management and prevention programs.

Environmental:    We strive to engage all employees in community service activities, including ones that promote environmental awareness. The company utilizes waste management programs to minimize ecological impact.

Governance:    We have adopted a Code of Conduct and Ethics (the “Code of Conduct”), which applies to all of our employees (including officers), non-employee directors and certain consultants as designated by the Company, and outlines our commitment to ethical and compliant business practices. We promote compliance with all relevant government laws, rules, and regulations, honest and ethical conduct, protection of company assets, and fair dealings and timely and accurate disclosures in all company reporting. All employees are required to understand, comply with, and report any suspected violations of the Code of Conduct. Our Code of Conduct is reviewed by management and the Board periodically to ensure it is appropriate in scope and achieves the objectives above.

Selection of Nominees for our Board of Directors

To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and its stockholders; an inquisitive and objective perspective and mature judgment; and availability to perform all Board and committee responsibilities. In addition to these minimum requirements, the Nominating and Governance Committee will also evaluate the nominee’s independence and whether the nominee’s skills are complementary to the existing directors’ skills and the Board’s need for operational, management, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We recognize and will take into account the need to comply with rules and regulations relating to diversity requirements, including those adopted by the Nasdaq Global Market. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees.

The Nominating and Governance Committee invites Board members to submit nominations for director candidates. In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled “Stockholder Proposals” below and will receive the same consideration that other nominees receive. All nominees are evaluated by the Nominating and Governance Committee to determine whether they meet the minimum qualifications outlined in the immediately preceding paragraph and whether they will satisfy the Board’s needs for specific expertise at that time. The Nominating and Governance Committee recommends to the full Board the slate of nominees for election as directors at our annual meeting of stockholders.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our Audit Committee currently consists of Mr. Lefkowitz (Chair), Dr. Dunton and Mr. Duncan. Our Compensation Committee currently consists of Ms. Dillione (Chair), Dr. Dunton and Mr. Duncan. Our Nominating and Governance Committee currently consists of Mr. Kaplan (Chair), Mr. Stewart and Ms. Dillione. The membership of these committees may be changed after our next annual meeting.

Our Board has undertaken a review of the independence of our directors and has determined that (i) all current directors, except Mr. Todisco, our Chief Executive Officer, are independent within the meaning of Section 5605(b) of the Nasdaq Marketplace Rules, (ii) all members of our Audit Committee meet the additional test for independence for audit committee members imposed by SEC rules and regulations and Section 5605(c) of the Nasdaq Marketplace Rules, (iii) all of the members of our Compensation Committee are independent within the meaning of Section 5605(d) of the Nasdaq Marketplace Rules, and (iv) all of the members of our Nominating and Governance Committee are independent within the meaning of Section 5605(e) of the Nasdaq Marketplace Rules.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for each committee, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at www.cormedix.com under the “Investors — Corporate Governance” tab.

Audit Committee

The Audit Committee assists the Board in its oversight of our corporate financial statements and reporting and our external audits, including, among other things, our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have a significant impact on our financial statements. The Audit Committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. All related party transactions will be approved by the Audit Committee before we enter into them.

Both our independent registered public accounting firm and internal financial personnel regularly meet with, and have unrestricted access to, the Audit Committee.

The Board has determined that each of Mr. Lefkowitz, Dr. Dunton and Mr. Duncan qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The designation of each of Mr. Lefkowitz, Dr. Dunton and Mr. Duncan as an “audit committee financial expert” does not impose on them any duties, obligations or liability that are greater than those that are generally imposed on them as a member of the Audit Committee and the Board, and their designation as an “audit committee financial expert” pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Compensation Committee

The Compensation Committee reviews and approves our compensation policies and all forms of compensation to be provided to our executive officers, including, among other things, annual salaries, bonuses, and other incentive compensation arrangements. The Compensation Committee also reviews and makes recommendations to our Board regarding changes in director compensation. In addition, the Compensation Committee administers our equity compensation plans, including granting stock options to our executive officers. The Compensation Committee also reviews and approves employment agreements with executive officers and other compensation policies and matters. Pursuant to its charter, the Compensation Committee has the power to form and delegate authority to subcommittees and to delegate authority to one or more members of the Compensation Committee.

Since 2016, the Company and the Compensation Committee have periodically engaged Frederic W. Cook & Co., an independent compensation consultant, for input on the compensation of our Named Executive Officers and directors. The Compensation Committee assessed the independence of Frederic W. Cook & Co., considering the factors required by the Nasdaq Global Market Listing Rules and concluded that no conflict of interest exists that would prevent Frederic W. Cook & Co. from independently representing our Company. In the future, we, or the Compensation Committee, may engage or seek the advice of Frederic W. Cook & Co., or another compensation consultant.

Each member of the Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.

Nominating and Governance Committee

The Nominating and Governance Committee identifies, evaluates and recommends nominees to the Board and committees of the Board, conducts searches for appropriate directors and evaluates the performance of the Board and of individual directors. The Nominating and Governance Committee also is responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and reporting and making recommendations to the Board concerning corporate governance matters.

Information Regarding Meetings of the Board and Committees

The business of our Company is under the general oversight of our Board as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2023, the Board held five (5) meetings and also conducted business by written consent, the Audit Committee held four (4) meetings and also conducted business by written consent, the Compensation Committee held two (2) meetings and also conducted business by written consent, and the Nominating and Governance Committee held one (1) meeting. Each director nominee attended at least 75% of the Board meetings and the meetings of the committee on which he or she served since being appointed to the Board and respective committees. We do not have a formal written policy with respect to Board members’ attendance at our annual meetings of stockholders, but we encourage them to do so.

Risk Oversight

Our Board is responsible for our Company’s risk oversight and administers its risk oversight responsibilities by delegating certain business and governance activities to the appropriate committees for more detailed consideration and evaluation.

Our Board has delegated its primary risk oversight responsibilities to the Audit Committee. In fulfilling that role, the Audit Committee focuses on our general risk-management strategy, the most significant risks facing our Company, and ensures that risk-mitigation strategies are implemented by management. The Audit Committee also has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to limit, monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. The Nominating and Governance Committee seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices. Each of the committees regularly reports to the full Board as appropriate on its efforts at risk oversight, and will report any matter that rises to the level of a material or enterprise-level risk.

Our management is responsible for the day-to-day identification, evaluation, management, and mitigation of the Company’s risk exposures. The Company manages these enterprise risks through a variety of policies, programs, committees, and internal controls designed to protect the Company’s assets, operations, and reputation, while ensuring compliance with applicable laws and regulations.

Stockholder Proposals

Our stockholders may submit a proposal to be considered for a vote at an annual meeting of stockholders. If you wish to submit a proposal for consideration, you should adhere to the following procedures as prescribed in our bylaws and Rule 14a-8 under the Exchange Act (“Rule 14a-8”).

Our bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at an annual meeting or propose business to be properly brought before an annual meeting only if written notice of such stockholder’s intent to make such nomination or nominations or propose such business has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us.

A stockholder’s notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, and (ii) the class and number of shares of our Company that are owned beneficially and of record by such stockholder and such beneficial owner; and (d) any additional information reasonably requested by the Board.

Notwithstanding anything in the previous paragraph to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the bylaws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

In addition to satisfying the above requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting.

The chairperson of the meeting has the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the bylaws and, if any proposed nomination or business is not in compliance with the bylaws, to declare that such defective proposal or nomination will be disregarded.

Under Rule 14a-8, a stockholder who intends to present a proposal at an annual meeting of stockholders and who wishes the proposal to be included in the proxy materials for that meeting must submit the proposal in writing to us so that it is received by our Corporate Secretary at our principal executive office not less than 120 calendar days before the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting. Any proposals received after such deadline will be considered untimely under Rule 14a-8. Please refer to Rule 14a-8 for the requirements that apply to these proposals.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

CorMedix Inc.

300 Connell Drive, Suite 4200

Berkeley Heights, New Jersey 07922

We will forward all communications from stockholders to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

Stock Ownership Requirements

We adopted stock ownership guidelines for our non-employee directors in October 2014 with the objective of more closely aligning the interests of our non-employee directors with those of our stockholders. The stock ownership guidelines require each non-employee director to acquire $100,000 worth of our common stock within five years of October 20, 2014 for then-current directors and within five years of joining the Board for directors joining the Board after that date. This requirement may be met with the purchase of shares under the Deferred Compensation Plan for Directors, vesting of shares underlying restricted stock units and the exercise of stock options.

Hedging and Pledging Policies

We have adopted an insider trading policy that includes provisions restricting our directors, officers and employees from engaging in hedging or monetization transactions involving our securities and prohibits our directors, officers and employees from engaging in short sales of our securities. Our insider trading policy also strongly discourages our directors, officers and employees from holding our securities in margin accounts or otherwise pledging our securities as collateral for loans.

Clawback Policy

In compliance to Nasdaq listing standards relating to clawback policies, we adopted the Compensation Recoupment Policy in December 2023, to implement a mandatory clawback policy in the event of a Restatement (as defined in the Compensation Recoupment Policy). In addition, the Compensation Recoupment Policy also sets forth a discretionary clawback policy to recoup certain compensation in circumstances involving misconduct.

For mandatory clawbacks, the Compensation Recoupment Policy applies to our executive officers with respect to compensation that is granted, earned or vested based wholly or in part upon attainment of a financial reporting measure and any such compensation attained on or after October 2, 2023 is subject to recoupment. See exhibit 97.1 to our Annual Report on Form 10-K filed with the SEC on March 12, 2024 for the full terms of the Compensation Recoupment Policy.

Executive Officers

The following table sets forth information concerning our current executive officers as of September 24, 2024:

Name	Age	Position(s) with CorMedix
Joseph Todisco	48	Chief Executive Officer
Matthew David	47	Executive Vice President and Chief Financial Officer
Beth Zelnick Kaufman	64	Executive Vice President, Chief Legal Officer and Corporate Secretary
Elizabeth Hurlburt	45	Executive Vice President and Chief Clinical Strategy & Operations Officer
Erin Mistry	43	Executive Vice President and Chief Commercial Officer

See the biography for Joseph Todisco under “Directors.”

Dr. Matthew David became our Executive Vice President and Chief Financial Officer in May 2020. From October 4, 2021 through May 10, 2022, Dr. David also served as our interim Chief Executive Officer in addition to his role as Chief Financial Officer. Prior to joining us, he most recently served as Head of Strategy at Ovid Therapeutics Inc, a late-stage clinical biopharmaceutical company focused on developing treatments for rare neurological disorders, where he was responsible for financing strategy and investor relations, and joined in

October 2018. Prior to Ovid, Dr. David was a Strategic Advisor to Frequency Therapeutics, advising on financing, investor relations and strategic initiatives from 2017 to early 2019. Prior to Frequency, Dr. David spent the majority of his career as an investment banker specialized in the life sciences sectors, including at Piper Jaffray, Thomas Weisel Partners, Ferghana Partners and most recently at Bank of America Merrill Lynch. As part of his experience as an investment banker, Dr. David has advised on a broad range of capital raising and strategic transactions. Earlier in his career, Dr. David was part of the equity research team at Lehman Brothers, focusing on Large Pharma. Dr. David began his career as a surgical resident at Beth Israel Hospital, after receiving an M.D. from NYU School of Medicine. Dr. David earned his Bachelor of Arts degree in Chemistry, magna cum laude, from Dartmouth College.

Beth Zelnick Kaufman became our Executive Vice President and Chief Legal Officer and Corporate Secretary on December 12, 2023. She has more than two decades of legal, compliance and operations experience in the life sciences industry. Prior to joining CorMedix, she most recently served as Chief Legal and Administrative Officer and Corporate Secretary of Akorn Pharmaceuticals, a specialty and generic pharmaceuticals company, and Chief Legal Officer of The Broad Institute of MIT and Harvard in Cambridge, Massachusetts. Ms. Zelnick Kaufman also served in several roles at Amneal Pharmaceuticals, a publicly traded global generics, biosimilars and branded pharmaceuticals company, including roles as Assistant General Counsel, Vice President, Legal Affairs, and Head of Government Affairs. During her tenure at these and other pharmaceutical companies, Ms. Zelnick Kaufman gained deep experience in the pharmaceutical industry across legal, regulatory, government affairs, and other operational areas. Earlier in her career, Ms. Zelnick Kaufman held roles at Actavis, Alpharma and Topcon America and spent time as an Associate in the law firm Brown Rudnick LLP.

Elizabeth Hurlburt became our Executive Vice President and Head of Clinical Operations in March 2018. Her current role is Executive Vice President and Chief Clinical Strategy and Operations Officer, effective February 2024. Prior to her employment, Ms. Hurlburt had been providing us clinical operations expertise as a consultant since late November 2017. Before she began her consulting career, she held several progressive management roles in clinical operations, most recently at Gemphire Therapeutics, as a Senior Director, Clinical Operations from April 2015 to October 2016, then as Vice President, Clinical Operations from October 2016 to March 2018. Ms. Hurlburt received her B.A. in Leadership and Organizational Management from Bay Path College and a M.S. in Management and Leadership from Western Governors University.

Erin Mistry became our Senior Vice President of Payer Strategy, Government Affairs and Trade in March 2020. Her current role is Executive Vice President and Chief Commercial Officer, effective January 2023. Prior to joining CorMedix, Erin held roles as VP market access at Intarcia Therapeutics as well as Senior Managing Director of the global Value and Access practice at Syneos Health. During her career, Erin has worked with emerging, mid-size, and large biopharma companies with a focus on pricing, access and reimbursement. She currently serves on the boards of Incubate Coalition, Access Forum and the AntiMicrobial Working Group. Erin holds a B.S. in Industrial Engineering (healthcare) and an M.S. in Biomechanical Engineering from North Carolina State University.

On December 31, 2023, Phoebe Mounts, our former Executive Vice President and General Counsel and Head of Regulatory, Compliance and Legal, voluntarily resigned effective December 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned as of September 24, 2024 by:

•        each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

•        each director;

•        each of our Named Executive Officers; and

•        all of our current directors and executive officers as a group.

This table is based upon the information supplied by our Named Executive Officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown, and their address is c/o CorMedix Inc., 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. As of September 24, 2024, we had 57,760,964 shares of common stock outstanding. Shares of Company common stock subject to options and warrants that are currently vested or exercisable or that will become vested or exercisable within 60 days after September 24, 2024, as well as restricted stock units that vest within 60 days after September 24, 2024, are deemed to be beneficially owned by the person holding such options, warrants or restricted stock units for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person. In addition, an aggregate of 89,623 shares of Series E preferred stock and 89,999 shares of Series G preferred stock have the right to cast an aggregate of 2,682,477 votes.

	Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Shares	%
5% or Greater Stockholders
Blackrock, Inc.(2)	3,507,695	6.4%
Nomura Global Financial Products, Inc.(3)	2,946,531	5.4%
The Vanguard Group, Inc.(4)	2,825,335	5.2%

Directors:
Janet Dillione(5)	218,473	*
Gregory Duncan(6)	102,500	*
Alan W. Dunton(7)	147,750	*
Myron Kaplan(8)	327,034	*
Steven Lefkowitz(9)	235,650	*
Robert Stewart(10)	61,866	*

Named Executive Officers:
Joseph Todisco(11)	701,030	1.2
Matthew David(12)	583,268	1.0
Erin Mistry(13)	333,761	*
Phoebe Mounts(14)	529,464	*
Elizabeth Hurlburt(15)	415,041	*
Beth Zelnick Kaufman	0	*

All executive officers and directors as a group (11 persons)(16)	3,126,373	5.2%

____________

*        Less than 1%

(1)      Based upon 57,760,964 shares of our common stock outstanding on September 24, 2024 and, with respect to each individual holder, rights to acquire our common stock exercisable within 60 days of September 24, 2024.

(2)      Based solely on information contained in the Statement on Schedule 13G filed with the SEC on January 29, 2024 by Blackrock, Inc. (“Blackrock”). Blackrock reported sole voting power with respect to 3,480,288 shares of our common stock, shared voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 3,507,695 shares of our common stock and shared dispositive power with respect to 0 shares of our common stock. The business address of Blackrock is 50 Hudson Yards, New York, NY 10001.

(3)      Based solely on information contained in Amendment No. 1 to the Statement on Schedule 13G filed with the SEC on February 14, 2024 by Nomura Global Financial Products, Inc. (“NGFP”). NGFP is a wholly owned subsidiary of Nomura Holdings, Inc., which accordingly may be deemed to beneficially own the shares beneficially owned by NGFP. NGFP has sole voting power with respect to 0 shares of our common stock, shared voting power with respect to 2,946,531 shares of our common stock, sole dispositive power with respect to 0 shares of our common stock and shared dispositive power with respect to 2,946,531 shares of our common stock. The business address of NGFP is Worldwide Plaza, 309 West 49th Street, New York, NY 10019. The business address of Nomura Holdings, Inc. is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan.

(4)      Based solely on information contained in the Statement on Schedule 13G filed with the SEC on February 13, 2024 by The Vanguard Group, Inc. (“Vanguard”). Vanguard has sole voting power with respect to 0 shares of our common stock, shared voting power with respect to 85,309 shares of our common stock, sole dispositive power with respect to 2,715,990 shares of our common stock and shared dispositive power with respect to 109,345 shares of our common stock. The business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(5)      Consists of (i) 53,473 shares of our common stock, and (ii) 165,000 shares of our common stock issuable upon exercise of stock options. Ms. Dillione also holds 48,909 shares of common stock deferred under the Deferred Compensation Plan for Directors, which is excluded for purposes of calculating the number of shares of our common stock beneficially owned as of September 24, 2024.

(6)      Consists of 102,500 shares of our common stock issuable upon exercise of stock options.

(7)      Consists of (i) 15,250 shares of our common stock, and (ii) 132,500 shares of our common stock issuable upon exercise of stock options.

(8)      Consists of (i) 151,034 shares of our common stock held directly, (ii) 30,000 shares of our common stock held by Mr. Kaplan’s wife, 20,000 of which are held by her individually and 10,000 of which are held as a custodian for two of Mr. Kaplan’s grandchildren, and (iii) 146,000 shares of our common stock issuable upon exercise of stock options.

(9)      Consists of (i) 75,498 shares of our common stock held directly, (ii) 2,000 shares of our common stock held by Mr. Lefkowitz’s wife, (iv) 30,152 shares of our common stock held by Wade Capital Corporation Money Purchase Plan, an entity for which Mr. Lefkowitz has voting and investment control, and (v) 128,000 shares of our common stock issuable upon exercise of stock options.

(10)    Consists of (i) 11,000 shares of our common stock, and (ii) 50,866 shares of our common stock issuable upon exercise of stock options.

(11)    Consists of (i) 184,363 shares of our common stock, and (ii) 516,667 shares of our common stock issuable upon exercise of stock options.

(12)    Consists of (i) 10,434 shares of our common stock, and (ii) 572,834 shares of our common stock issuable upon exercise of stock options.

(13)    Consists of (i) 13,011 shares of our common stock, and (ii) 320,750 shares of our common stock issuable upon exercise of stock options.

(14)    Consists of (i) 7,200 shares of our common stock, and (ii) 522,264 shares of our common stock issuable upon exercise of stock options.

(15)    Consists of (i) 7,897 shares of our common stock, and (ii) 407,144 shares of our common stock issuable upon exercise of stock options.

(16)    Consists of the following held by our directors and executive officers (i) 584,112 shares of our common stock, and (ii) 2,542,261 shares of our common stock issuable upon exercise of stock options.

DIRECTOR COMPENSATION

Director Compensation in Fiscal 2023

The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2) ($)	Total ($)
Paulo F. Costa(3)	65,242	69,420	134,662
Janet Dillione	78,000	69,420	147,420
Gregory Duncan	72,000	69,420	141,420
Alan W. Dunton	72,000	69,420	141,420
Myron Kaplan	122,543	69,420	191,963
Steven Lefkowitz	93,000	69,420	162,420
Robert Stewart	43,587	158,995	202,582

____________

(1)      The amounts included in this column are the dollar amounts representing the full grant date fair value of each stock option award calculated in accordance with FASB ASC Topic 718 and do not represent the actual value that may be recognized by the directors upon option exercise. For information on the valuation assumptions used in calculating these amounts, see Note 7 to our audited financial statements included in the Annual Report on Form 10-K.

(2)      As of December 31, 2023, the number of shares underlying options held by each non-employee director was as follows: 83,750 shares for Mr. Costa; 145,000 shares for Ms. Dillione; 82,500 for Mr. Duncan; 112,500 shares for Dr. Dunton; 126,000 shares for Mr. Kaplan; 108,000 shares for Mr. Lefkowitz; and 39,200 shares for Mr. Stewart.

(3)      Effective October 15, 2023, Mr. Costa ceased to be a member of the Company’s board of directors.

Director Compensation Plan

The Board, following the recommendation of the Compensation Committee and, based on advice of Frederic W. Cook & Co., determined that no adjustment was needed with regard to Board and committee cash compensation for 2023.

The 2023 compensation program is set forth below in the table. Each year we make an annual grant of stock options to each non-employee director with respect to 20,000 shares and we make an initial grant of stock options to new non-employee directors with respect to 25,000 shares, prorated as appropriate. On March 5, 2024, the Board approved an increase in the annual and initial grant of stock options to non-employee directors, whereby such directors will receive an annual option grant with respect to 30,000 shares (from 20,000 shares) and new non-employee directors will receive an initial option grant with respect to 30,000 shares (from 25,000 shares). All stock options are subject to continued service on the Board through the vesting date. The exercise price per share of each stock option granted to our non-employee directors is equal to the fair market value of our common stock as determined based upon the closing sales price for our stock on the date of grant.

	Cash		Stock Options
Annual Fee	$55,000
First Election to Board	25,000	(1)
Annual Grant, Prorated in First Year Following Election to the Board	20,000	(2)
Additional Annual Fee – Board Chair	$45,000
Additional Annual Fee – Audit Chair	$23,000
Additional Annual Fee – Compensation Chair	$18,000
Additional Annual Fee – Nomination and Governance Chair	$14,000
Additional Annual Fee – Audit Committee Non-Chair Members	$10,000
Additional Annual Fee – Compensation Committee Non-Chair Members	$7,000
Additional Annual Fee – Nomination and Governance Committee Non-Chair Members	$5,000
Additional Annual Fee – Strategic Committee Members	$15,000

____________

(1)      Vests one third each on the date of grant and the first and second anniversary date of grant.

(2)      Vests monthly over one year after the grant date.

We maintain a Deferred Compensation Plan for Directors, pursuant to which our non-employee directors may defer all of their cash director fees and restricted stock units. Any cash fees due to a participating director will be converted into a number of shares of our common stock by dividing the dollar amount of fees payable by the closing price of our common stock on the date such fees would be payable, and the director’s unfunded account is credited with the shares. The shares that accumulate in a director’s account will be paid to the director on the tenth business day in January following the year in which the director’s service terminates for whatever reason, other than death, in which case the account will be paid within 30 days of the date of death to the designated beneficiary, as applicable. In the event of a change in control of our Company, the director would receive cash in an amount equal to the number of shares in the account multiplied by the fair market value of our common stock on the change in control date, and the payment would be accelerated to five business days after the effective date of the change in control.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to compensation earned by our Named Executive Officers in the years ended December 31, 2023 and 2022:

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Joseph Todisco	2023	616,962	—	1,388,400	401,700	52,370	(2)	2,459,342
Chief Executive Officer	2022	378,461	701,245	1,273,500	305,760	32,223		2,691,189
Matthew David	2023	389,135	—	433,875	156,000	52,140	(2)	1,031,150
Chief Financial Officer	2022	393,462	—	305,900	389,485	47,697		1,136,544
Erin Mistry(3)	2023	389,577	—	694,200	156,800	—		1,240,577
Executive Vice President and Chief Commercial Officer
Phoebe Mounts	2023	375,000	—	433,875	112,500	333,207		1,254,582
Former Executive Vice President and General Counsel and Head of Regulatory, Compliance and Legal	2022	375,000	—	428,260	195,075	12,146	(4)	1,010,481

____________

(1)      The amounts included in this column are the dollar amounts representing the full grant date fair value of each award calculated in accordance with FASB ASC Topic 718 and do not represent the actual value that may be recognized by the Named Executive Officers upon option exercise.

(2)      Represents premiums paid by us for health benefits and 401(k) plan employer match.

(3)      Ms. Mistry became our Chief Commercial Officer on January 15, 2023. Ms. Mistry was not an executive officer during 2022.

(4)      Dr. Mounts’ service as an executive officer ceased on December 12, 2023, but her employment continued through December 31, 2023.

(5)      Represents premiums paid by us for health benefits, Dr. Mounts’ 401(k) employer match for 2023, Dr. Mounts’ cash severance and accrued but unpaid paid time off through her termination date.

Narrative Disclosure to Summary Compensation Table

Employment Agreements with Named Executive Officers

Joseph Todisco

On March 16, 2022, we entered into an employment agreement with Mr. Todisco, our Chief Executive Officer. The term of the employment agreement will automatically renew for additional successive one-year periods on March 16th of each calendar year, unless either party notifies the other in writing at least 90 days before the expiration of the then-current term that the term will not be renewed. Mr. Todisco is entitled to an annual salary of $618,000 (effective January 2023), and his target annual bonus is 65% of his base salary, with the actual bonus entitlement based on the achievement of specified Company objectives.

Dr. Matthew David

On May 11, 2020, we entered into an employment agreement with Dr. David to serve as our Executive Vice President and Chief Financial Officer. The term will automatically renew for additional successive one-year periods on May 11th of each calendar year, unless either party notifies the other in writing at least 90 days before the expiration of the then-current term that the term will not be renewed. Dr. David is entitled to an annual salary of $390,000 (effective January 2023), and his target annual bonus is 40% of his base salary, with the actual bonus entitlement based on the achievement of specified Company objectives.

Erin Mistry

On January 15, 2023, we entered into an employment agreement with Ms. Mistry to serve as Executive Vice President and Chief Commercial Officer. After the initial three-year term of the employment agreement, the term will automatically renew for additional successive one-year periods, unless either party notifies the other in writing at least 90 days before the expiration of the then-current term that the term will not be renewed. Ms. Mistry receives an annual salary of $392,000, and her target annual bonus is 40% of her base salary, with the actual bonus entitlement based on the achievement of specified Company objectives.

Phoebe Mounts

Until December 12, 2023, Dr. Mounts served as our Executive Vice President and General Counsel and Head of Regulatory, Compliance and Legal and received an annual salary of $375,000, with a target annual bonus of 30% of her base salary, with the actual bonus entitlement based on the achievement of specified Company objectives.

In connection with her departure, the Company and Dr. Mounts entered into a separation agreement which provided for severance benefits, including continued payment of her base salary for nine months, payment of her 2023 target annual bonus, and accelerated vesting of her time-based stock options that were otherwise scheduled to vest on or before the first anniversary of her termination date. For additional information regarding Dr. Mounts’ separation agreement, please see the section titled “Potential Payments on a Qualifying Termination.”

Potential Payments Upon Termination or Change in Control

The following provisions of the employment agreements with our Named Executive Officers are identical except where noted.

In the event that a Named Executive Officer’s employment is terminated during the term of his or her employment agreement by the Company other than for “cause” (other than as a result of death or disability), or by the Named Executive Officer for Good Reason (as defined in the employment agreement), the Named Executive Officer will, subject to execution of a general release of claims, be entitled to: (i) a continuation of base salary for a period of nine months; except that Mr. Todisco’s base salary will continue for 12 months (or 18 months if such termination occurs within 24 months following a corporate transaction (as defined in the employment agreement)); (ii) payment on a prorated basis for any target bonus for the year of termination based on the actual achievement of the specified bonus objectives (or in the case of Mr. Todisco only, for 18 months, if such termination occurs within 24 months following a corporate transaction); (iii) subsidized COBRA premiums for up to nine months (or in the case of Mr. Todisco only, for 18 months, if such termination occurs within 24 months following a corporate transaction); and (iv) one year of additional time vesting of the Named Executive Officer’s then-outstanding equity awards (and in the case of Mr. Todisco, accelerated vesting of the restricted stock units granted to him on May 10, 2022), or full vesting if such termination occurs within 24 months following a corporate transaction.

Dr. Mounts’ separation agreement provides for severance benefits consistent with the terms of her employment agreement in connection with a termination without “cause” prior to a corporate transaction. Specifically, in exchange for a general release of claims in favor of the Company and its affiliates, Dr. Mounts’ cooperation with the transition of her position, and continued compliance with certain restrictive covenants, the Company agreed to provide Dr. Mounts with (i) a continuation of base salary ($31,250 per month) for a period of nine months, (ii) payment of her full 2023 target annual bonus (as reflected in the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table), and (iii) one year of additional time vesting of her then-outstanding options.

Non-Compete Covenants

Each of our Named Executive Officers is prohibited from engaging in any business involving the development or commercialization of a preventive anti-infective product that would be a direct competitor of DefenCath/Neutrolin or a product containing taurolidine or any other product being actively developed or produced by us within the United States and the European Union (or in the case of Dr. David and Mr. Todisco, worldwide) on the date of termination of his or her employment for a period of 12 months following any termination of employment.

Equity Plan

The Company maintains the CorMedix Inc. Amended and Restated 2019 Omnibus Stock Incentive Plan pursuant to which it has granted equity awards to the Named Executive Officers, as well as other employees and service providers.

2023 Equity Awards

Mr. Todisco was granted stock options to purchase 400,000 shares of the Company’s Common Stock on January 14, 2023. The options granted to Mr. Todisco are scheduled to vest over a period of three years (with the first 25% vesting on the date of the grant, and the remainder scheduled to vest in equal annual installments over the next three years thereafter, subject to continued employment).

Dr. David was granted stock options to purchase 125,000 shares of the Company’s Common Stock on January 14, 2023. The options granted to Dr. David are scheduled to vest over a period of three years (with the first 25% vesting on the date of the grant, and the remainder scheduled to vest in equal annual installments over the next three years thereafter, subject to continued employment).

Ms. Mistry was granted stock options to purchase 200,000 shares of the Company’s Common Stock on January 14, 2023. The options granted to Ms. Mistry are scheduled to vest over a period of three years (with the first 25% vesting on the date of the grant, and the remainder scheduled to vest in equal annual installments over the next three years thereafter, subject to continued employment).

Dr. Mounts was granted stock options to purchase 125,000 shares of the Company’s Common Stock on January 14, 2023. The options granted to Dr. Mounts were scheduled to vest over a period of three years (with the first 25% vesting on the date of the grant, and the remainder scheduled to vest in equal annual installments over the next three years thereafter, subject to continued employment).

Outstanding Equity Awards at Fiscal Year-End 2023

The following table contains certain information concerning unexercised options for the Named Officers as of December 31, 2023.

Name	Stock Awards		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)
Joseph Todisco	125,000	375,000	3.38	05/09/2032	103,735	(3)	390,044
	100,000	300,000	4.43	01/14/2033	—		—
Matthew David	101,917	20,750	5.63	05/11/2030	—		—
	101,917	20,750	4.08	05/11/2030	—		—
	30,000	10,000	8.32	01/10/2031	—		—
	93,750	31,250	5.56	10/31/2031	—		—
	50,000	50,000	4.03	02/17/2032	—		—
	31,250	93,750	4.43	01/14/2033	—		—
Erin Mistry	77,500	2,500	3.57	04/13/2030	—		—
	7,500	2,500	8.32	01/10/2031	—		—
	10,500	10,500	4.03	02/17/2032	—		—
	60,000	60,000	5.45	07/20/2032	—		—
	50,000	150,000	4.43	01/14/2033	—		—
Phoebe Mounts(4)	60,000	—	7.92	12/31/2024	—		—
	24,764	—	5.63	12/31/2024	—		—
	50,000	—	4.08	12/31/2024	—		—
	50,000	—	5.63	12/31/2024	—		—
	70,000	—	8.32	12/31/2024	—		—
	100,000	—	5.56	12/31/2024	—		—
	105,000	—	4.03	12/31/2024	—		—
	62,500	—	4.43	12/31/2024	—		—

____________

(1)      Vesting based on continued employment over four years.

(2)      Fair market value of the shares that could be acquired based on the closing sale price per share of our common stock on the Nasdaq Global Market on December 31, 2023, which was $3.76.

(3)      Each restricted stock unit represents the right to receive one share of our common stock. The restricted stock units vest as follows: 50% on the first anniversary of the grant date, 30% on the second anniversary of the grant date, and the remaining 20% on the third anniversary of the grant date, subject to continued service through the applicable vesting date.

(4)      Dr. Mounts ceased serving as our General Counsel and Head of Regulatory, Compliance and Legal effective December 12, 2023, but her employment continued through December 31, 2023.

Potential Payments on a Qualifying Termination

If the severance payments called for in our employment agreements for Mr. Todisco, Dr. David and Ms. Mistry had been triggered on December 31, 2023, we would have been obligated to make the following payments as described in more detail under the “Potential Payments Upon Termination or Change in Control” summary above:

Name	Cash Severance ($)	COBRA Subsidy ($)	Accelerated Equity Vesting ($)(1)	Total ($)
Joseph Todisco (no Corporate Transaction)	618,000	42,831	437,544	1,098,375
Joseph Todisco (within 24 months following a Corporate Transaction)	927,000	64,246	532,544	1,230,790
Matthew David (no Corporate Transaction)	292,500	31,863	0	324,363
Matthew David (within 24 months following a Corporate Transaction)	292,500	31,863	0	324,363
Erin Mistry (no Corporate Transaction)	294,003	0	475	294,578
Erin Mistry (within 24 months following a Corporate Transaction)	294,003	0	475	294,578

____________

(1)      With respect to outstanding stock options, represents the difference between the fair market value of the shares that could be acquired based on the closing sale price per share of our common stock on the Nasdaq Global Market on December 31, 2023, which was $3.76, and the exercise prices of the applicable stock options. With respect to restricted stock units, represents the fair market value of the shares that could be acquired based on the closing sale price per share of our common stock on the Nasdaq Global Market on December 31, 2023, which was $3.76.

Pursuant to Dr. Mounts’ separation agreement, her departure was treated as a termination by the Company without “cause” and she was entitled to receive the severance benefits and payments described under the “Potential Payments Upon Termination or Change in Control” summary above. Dr. Mounts is subject to a noncompete covenant that runs through September 30, 2024, consistent with the terms described above under “Non-Compete Covenants”.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price out outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders(1)	6,365,243	(2)	$5.44	3,108,929
Equity compensation plans not approved by security holders	—		$—	—
Total	6,365,243			3,108,929

____________

(1)      Our 2013 Stock Incentive Plan was approved by our stockholders on July 30, 2013. Our 2019 Omnibus Stock Incentive Plan was approved by our stockholders on November 26, 2019. Our Amended and Restated 2019 Omnibus Stock Incentive Plan was approved by our stockholders on October 13, 2022.

(2)      Consist of 6,211,508 underlying stock options and 153,735 underlying restricted stock units.

(3)      Applicable to shares underlying outstanding stock options only.

Pay Versus Performance

As required by Item 402(v) of SEC Regulation S-K, the following information is presented to disclose the relationship between executive compensation actually paid (“CAP”), as calculated under the applicable SEC rules, and the Company’s financial performance for the last two (2) fiscal years. As required by SEC rules, as it applies to smaller reporting companies, the table presented below discloses CAP for (i) our principal executive officer (“PEO”) and (ii) our named executive officers other than the PEO (the “Non-PEO NEOs”), on an average basis.

The methodology for calculating amounts presented in the columns “CAP to PEO” and “Average CAP to Non-PEO NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the footnotes to the table.

The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Executive Compensation discussion beginning on page 37 of this proxy statement.

Pay Versus Performance Table

In accordance with applicable SEC rules, the following table sets forth information concerning Summary Compensation Table (“SCT”) Total Compensation and CAP for the Company’s PEO and Non-PEO NEOs for fiscal years 2023 and 2022 and the corresponding financial performance in each year.

Year	SCT Total – PEO Baluch(1)(2) ($)		CAP – PEO Baluch(1)(3) ($)		SCT Total – PEO David(1)(2) ($)	CAP – PEO David(1)(3) ($)	SCT Total – PEO Todisco(1)(2) ($)	CAP – PEO Todisco(1)(3) ($)	Average SCT Total – Non- PEO ($)(1)(4)	Average CAP Total – Non- PEO ($)(1)(3)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(5) ($)	Net Income (Loss)/ Income in ($000)
2023	$	N/A	$	N/A	$1,031,150	$751,925	$2,459,432	$1,867,545	$1,247,579	$813,213	$50.61	$(46,339)
2022		$—		$—	$1,136,544	$798,472	$2,691,189	$3,212,105	$933,723	$408,809	$56.80	$(29,702)
2021		$2,596,172		$917,222	$1,423,302	$721,720	$—	$—	$1,491,339	$880,523	$61.24	$(28,210)

____________

(1)      For 2021, Khoso Baluch and Dr. David served as our PEOs, with Mr. Baluch serving from January 1, 2021 through October 3, 2021, and for Dr. David serving from October 4, 2021 through December 31, 2021. For 2022, Dr. David and Mr. Todisco served as our PEOs, with Dr. David serving from January 1, 2022 through May 9, 2022, and for Mr. Todisco serving from May 10, 2022 through December 31, 2022. The Company’s Non-PEO NEOs for the applicable years are as follows:

(a)      2023: Phoebe Mounts and Erin Mistry.

(b)      2022: Phoebe Mounts, Elizabeth Hurlburt, and Thomas Nusbickel.

(c)      2021: Phoebe Mounts, Elizabeth Hurlburt, Thomas Nusbickel, and John Armstrong.

(2)      The dollar amounts reported in this column are the amounts of total compensation reported for each PEO for each corresponding fiscal year in the “Total” column of the SCT. Mr. Baluch is not a Named Executed Officer for fiscal year 2022 and, accordingly, he is not required to be included in the SCT in this proxy statement. Refer to the SCT as set forth on page 37 of this proxy statement and, with respect to Mr. Baluch, refer to the SCT as set forth on page 37 of the proxy statement for the 2022 Annual Meeting of the Stockholders.

(3)      The dollar amounts shown for CAP are computed in accordance with Item 402(v) of Regulation S-K and do not reflect the cash and/or equity value transferred to the PEO or Non-PEO NEOs during the applicable year. These amounts reflect total compensation as reported in the SCT with certain adjustments as described below:

Year	Reported SCT Total	Reported Value of Equity Awards(a)	Equity Award Adjustment(b)	CAP
2022 Baluch	N/A	N/A	N/A	N/A
2021 Baluch	$2,596,172	$(1,698,080)	$19,130	$197,222
2023 David	$1,031,150	$(433,875)	$154,650	$751,925
2022 David	$1,136,543	$(305,900)	$(32,171)	$798,472
2021 David	$1,423,302	$(951,895)	$250,313	$721,720
2023 Todisco	$2,459,432	$(1,388,400)	$796,513	$1,867,545
2022 Todisco	$2,691,189	$(1,974,745)	$2,495,661	$3,212,105
2021 Todisco	N/A	N/A	N/A	N/A

____________

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.

(b)      The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following, as applicable: (i) the year-end fair value of any equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount of change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year; (iii) for awards that are granted and vest in same year, the fair value as of the vesting date; (iv) for awards granted in any prior fiscal year that vest at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in any prior fiscal year that are determined to fail to meet the applicable vesting conditions during the covered fiscal year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the covered fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Covered Fiscal Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Year(s)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Fiscal Year(s) that Vested in Covered Fiscal Year	Fair Value at the End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in Covered Fiscal Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for Covered Fiscal Year	Total Equity Award Adjustments
2022 Baluch	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021 Baluch	$—	$—	$348,805	$(31,566)	$(298,109)	$—	$19,130
2023 David	$230,466	$(131,827)	$108,469	$(41,596)	$(102,862)	$—	$154,650
2022 David	$225,917	$(120,207)	$76,475	$(10,862)	$(111,358)	$—	$(32,171)
2021 David	$505,309	$(477,922)	$194,574	$28,352	$—	$—	$250,313
2023 Todisco	$737,490	$(349,287)	$347,100	$61,210	$—	$—	$796,513
2022 Todisco	$2,495,661	$—	$—	$—	$—	$—	$2,495,661
2021 Todisco	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Year	Average Reported SCT Total for Non-PEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$1,247,579	$(564,038)	$129,672	$813,213
2022	$933,723	$(346,686)	$(178,228)	$408,809
2021	$1,491,339	$(1,047,724)	$436,908	$880,523

____________

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.

(b)      The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following, as applicable: (i) the year-end fair value of any equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount of change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year; (iii) for awards that are granted and vest in same year, the fair value as of the vesting date; (iv) for awards granted in any prior fiscal year that vest at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in any prior fiscal year that are determined to fail to meet the applicable vesting conditions during the covered fiscal year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the covered fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Covered Fiscal Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Year(s)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Fiscal Year(s) that Vested in Covered Fiscal Year	Fair Value at the End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in Covered Fiscal Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for Covered Fiscal Year	Total Equity Award Adjustments
2023	$184,373	$(35,079)	$154,291	$(114,857)	$(59,056)	$—	$129,672
2022	$180,734	$(38,409)	$90,653	$(103,301)	$(307,905)	$—	$(178,228)
2021	$430,986	$(115,355)	$119,408	$37,577	$(35,708)	$—	$436,908

(4)      The dollar amounts reported in this column are the average amounts of total compensation reported for the Non-PEO NEOs for each corresponding fiscal year in the “Total” column of the SCT. Dr. David served as PEO during fiscal year 2022 and fiscal year 2021. Accordingly, all of Dr. David’s compensation for fiscal year 2022 and fiscal year 2021 is included as PEO compensation, and none of his compensation is included as Non-PEO NEO compensation. Refer to the SCT as set forth on page 37 of this proxy statement.

(5)      Total Shareholder Return shown in this table assumes $100 was invested for the period starting December 31, 2020 through December 31 of the applicable fiscal year in the Company’s common stock as traded under ticker CRMD on Nasdaq. The historical stock price performance of our common stock shown is not necessarily indicative of future stock price performance.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing graphic descriptions of the relationships between information presented in the Pay Versus Performance Table.

CAP v. TSR

The following graph illustrates a comparison of CAP to our PEOs, the average CAP to our Non-PEO NEOs and the Company’s cumulative TSR over the two-year period from 2021 through 2023.

CAP v. Net Income

The following graph illustrates a comparison of CAP to our PEOs, the average CAP to our Non-PEO NEOs and the Company’s Net Income over the two-year period from 2021 through 2023.

AUDITOR AND AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2023, which were audited by Marcum LLP, our independent registered public accounting firm. The Audit Committee discussed with Marcum LLP the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2023 were compatible with maintaining Marcum LLP’s independence.

Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

All members of our Audit Committee are independent under SEC rules and regulations and Rule 5605(c) of the Nasdaq Global Markets Listing Rules. The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC, and have financial sophistication in accordance with the Nasdaq Global Markets Listing Rules 5605(c). Our Board has determined that each of Mr. Lefkowitz, Mr. Duncan and Dr. Dunton qualifies as an audit committee financial expert.

THE AUDIT COMMITTEE

Steven Lefkowitz, Chairman

Gregory Duncan

Alan W. Dunton

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for reviewing and approving in advance any audit and any permissible non-audit engagement or relationship between us and our independent registered public accounting firm. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by our independent registered public accounting firm. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to our management. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC. All services performed by our independent registered public accounting firm during 2023 were pre-approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

We had no related person transactions in 2023, and no related person transactions are currently proposed.

Procedures for Review and Approval of Transactions with Related Persons

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties. Our policies and procedures for review and approval of transactions with related persons are in writing in our Code of Conduct and Ethics available on our website at www.cormedix.com under the “Investors — Corporate Governance” tab.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding our Company’s business to the Board in care of our Corporate Secretary at our principal executive offices located at 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. The Corporate Secretary will forward all such communications to the addressee if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary considers to be important for the members of our Board to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and duplicative communication.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Stockholders who intend to present proposals at the Company’s 2025 annual meeting of stockholders pursuant to Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company at our principal executive offices no later than June 10, 2025. Such proposals must meet the requirements of Rule 14a-8 to be eligible for inclusion in the Company’s 2024 proxy materials.

In accordance with our bylaws, stockholder proposals, including stockholder nominations for candidates for election as directors, that are intended to be presented by stockholders at the 2025 annual meeting of stockholders but not submitted for inclusion in the proxy statement for our 2025 annual meeting of stockholders pursuant to Rule 14a-8, must be received by us no earlier than July 24, 2025 and no later than August 23, 2025, unless we change the date of our 2025 annual meeting more than 30 days before or more than 60 days after November 21, 2025, in which case stockholder proposals must be received by us not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. The notice of such proposals must be given in the manner and must include the information and representations required by our bylaws. In addition to satisfying the foregoing requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act no earlier than July 24, 2024 and no later than August 22, 2024. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (908) 517-9500 or by mailing a request to 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as filed with the SEC is accessible free of charge on its website at www.sec.gov. It contains audited financial statements covering the fiscal years ended December 31, 2023 and 2022. You can request a copy of our Annual Report on Form 10-K free of charge by calling (908) 517-9500 or by mailing a request to our Corporate Secretary, 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. Please include your contact information with the request.

INSTRUCTIONS TO CORMEDIX INC. 2024 VIRTUAL ANNUAL MEETING

To attend the Annual Meeting, stockholders will need to access www.virtualshareholdermeeting.com/CRMD2024 and enter your control number found on your Notice of Internet Availability or Proxy Card.

APPENDIX A

AMENDMENT No. 1
TO THE
CORMEDIX INC.
AMENDED & RESTATED
2019 OMNIBUS STOCK INCENTIVE PLAN

This Amendment No. 1 (this “Amendment”) to the Amended and Restated CorMedix Inc. 2019 Omnibus Stock Incentive Plan, as amended (the “Plan”), was adopted by the Board at a meeting held on September 17, 2024 (the “September 17 Meeting”), and supplemented by that certain unanimous written consent of the Board dated as of October 7, 2024.

WHEREAS, CorMedix Inc. (the “Company”) maintains the Plan;

WHEREAS, pursuant to Section 16 of the Plan, the Company’s board of directors (the “Board”) may amend the Plan at any time except that an amendment that increases the total number of Shares (as defined in the Plan) that may be issued pursuant to the Plan requires approval by the shareholders of the Company within twelve (12) months of the adoption of Board resolutions authorizing such amendment (the date on which such stockholder approval is obtained being the “Amendment Effective Date”);

WHEREAS, at the September 17th Meeting, the Board unanimously approved an amendment to the Plan to increase the maximum number of Shares that may be issued pursuant to the Plan by 2,700,000, from 4,800,000 to 7,500,000, subject to approval by the stockholders of the Company; and

WHEREAS, upon further consideration, the Board, acting by unanimous written consent in accordance with the Delaware General Corporation Law and the Company’s organizational documents, determined to further increase the total number of Shares that may be issued pursuant to the Plan by 3,360,000, from 4,800,000 to 8,160,000, subject to approval by the stockholders of the Company; and

WHEREAS, the Board now desires to amend the Plan, effective as of the Amendment Effective Date, to increase the number of Shares reserved for issuance under the Plan from 4,800,000 to 8,160,000.

NOW, THEREFORE, the Plan is hereby amended, effective as of the Amendment Effective Date and subject to the Amendment Effective Date occurring before September 17, 2025 as follows:

1.      Capitalized Terms.    Capitalized terms that are not defined in this Amendment shall have the meanings ascribed thereto in the Plan.

2.      Amendment to the Plan.

The first sentence of Section 4(a) of the Plan is hereby amended in its entirety as of the Amendment Effective Date to read as follows:

“Subject to adjustment as described in Section 3(b) and Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards granted on or after the Restatement Effective Date (including Incentive Stock Options) is 8,160,000 Shares.”

The first sentence of Section 4(b) of the Plan is hereby amended in its entirety as of the Amendment Effective Date to read as follows:

“Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily), or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options granted on or after the Restatement Effective Date is 8,160,000 Shares.”

A-1

3.      Ratification and Confirmation.    Except as specifically amended by this Amendment, the Plan is hereby ratified and confirmed in all respects and remains valid and in full force and effect.

4.      Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereof.

5.      Headings.    Section headings are for convenience only and shall not be considered a part of this Amendment.

*        *        *

A-2

CORMEDIX INC. 300 CONNELL DRIVE SUITE 4200 BERKELEY HEIGHTS, NJ 07922 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 20, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CRMD2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 20, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V57281-P18184 CORMEDIX INC. The Board of Directors recommends you vote FOR ALL of the following nominees: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Janet Dillione 02) Gregory Duncan 03) Alan W. Dunton 04) Myron Kaplan 05) Steven Lefkowitz 06) Robert Stewart 07) Joseph Todisco 2. To approve on a non-binding advisory basis the compensation of our named executive officers for 2023. 4. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve an amendment to the Amended and Restated 2019 Omnibus Stock Incentive Plan. Note: In their discretion, the holders of a proxy to vote shares may vote on such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V57282-P18184 CORMEDIX INC. 2024 Annual Meeting of Stockholders November 21, 2024 at 9:00 A.M. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Matthew David and Beth Zelnick Kaufman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CORMEDIX INC. that the undersigned stockholder(s) is/are entitled to vote at the 2024 Annual Meeting of Stockholders (“Annual Meeting”) to be held at 9:00 A.M. Eastern Time on November 21, 2024, virtually at www.virtualshareholdermeeting.com/CRMD2024, and any adjournment, postponement or continuation thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies are hereby authorized to vote, in their discretion and to the extent permitted by applicable law or rule, on such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof. The Board of Directors recommends a vote FOR the election of all director nominees and FOR proposals 2, 3 and 4. Continued and to be signed on reverse side